SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 _______________


                                    FORM 8-K



                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                  July 22, 2004
        _________________________________________________________________
                Date of Report (Date of Earliest Event Reported)



                                   ZiLOG, Inc.
        _________________________________________________________________
             (Exact name of Registrant as specified in its charter)





       Delaware                    001-13748                    13-3092996
________________________  ____________________________  ________________________
(State of Incorporation)    (Commission file number)         (I.R.S. Employer
                                                             Identification No.)


                                 532 Race Street
                           San Jose, California 95126
        _________________________________________________________________
          (Address of principal executive offices, including zip code)



                                 (408) 558-8500
          _____________________________________________________________
              (Registrant's telephone number, including area code)



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Item 7.  Exhibits

         Designation of
         Exhibit in
         This Report                     Description of Exhibit

         99.1                            ZiLOG press release dated July 22, 2004


Item 9. Information Provided Under Item 9 (Regulation FD Disclosure) and Item 12 (Results of Operations and Financial Condition)

     The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

     On July 22, 2004, ZiLOG, Inc. issued a press release announcing its financial results for the fiscal quarter ended June 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ZiLOG, INC.



                                  By: /s/ Perry Grace
                                      __________________________________________
                                      Perry Grace
                                      Vice President and Chief Financial Officer

Date: July 22nd, 2004